Exhibit 99.1

Battalion Oil Corporation Announces Second Quarter 2020 Results

HOUSTON, TEXAS – August 10, 2020 – Battalion Oil Corporation (NYSEA: BATL, “Battalion” or the “Company”) today announced its second quarter 2020 results.

Second Quarter Highlights

●	Swift market reaction with no further capital required in 2020 to hold position; cut capital expenditures in Q2 2020 85% vs Q1 2020
●	Decreased Adjusted G&A to $2.08/Boe in 1H 2020 vs $5.47/Boe in 1H 2019 (see Selected Operating Data table for additional information)
●	Generated Adjusted LTM EBITDA of $98 MM, representing >70% growth from Q2 2019 (see Adjusted EBITDA Reconciliation table for additional information)
●	Maintained peer-leading net leverage of <2.00x; focused on free cash flow in 2H 2020 and paying down debt
●	Opportunistically accelerated hedge value by lowering weighted average strike price from existing hedges, without unwinding trades

Second Quarter Results

Average daily net production for the quarter ended June 30, 2020 was 14,264 Boe per day, of which oil represented 60%. Total revenue for the second quarter was $18.5 million, of which 85% related to crude oil. Realized gains on derivative settlements totaled $32.5 million for the second quarter.

Richard Little, the Company’s CEO, commented, “The second quarter was particularly difficult because it forced us to put a hold on our plans for growth in 2020, which we had been making tremendous progress on up to that point. However, I am proud of our team’s ability to work remotely and still keep our business on track to a brighter future. Current production is now back to or even above levels prior to shutting-in over 50% of our field, and we’re now benefiting from our proactive workover and well optimization program during this downturn.”

Adjusted G&A was $2.85 per Boe in the second quarter of 2020 compared to $4.99 per Boe in the second quarter of 2019 (see Selected Operating Data table for additional information). Lease operating and workover expense was $8.36 per Boe in the second quarter of 2020 and $9.03 per Boe in the second quarter of 2019.

The Company reported a net loss to common stockholders for the second quarter of $127.3 million including a full cost ceiling test impairment of $60.1 million. The Company reported a net loss per basic and diluted share of $7.86, and Adjusted LTM EBITDA of $98.2 million, compared to $56.4 million in the second quarter of 2019 (see Adjusted EBITDA Reconciliation table for additional information).

As of August 11, 2020, Battalion had 9,000 Bopd of oil hedged for the second half of 2020 at an average price of $39.85 per barrel.  For 2021, the Company has 7,000 Bopd of oil hedged at an average price of $45.51 per barrel. For 2022, the Company has 4,000 Bopd of oil hedged at an average price of $52.38 per barrel. As of June 30, 2020, the mark-to-market value of derivative contracts was approximately $37.5 million.

Mr. Little commented further, “As we await a return to the drill bit next year, I’m pleased we have been able to optimize our base business, which will continue to serve as a foundation for generating free cash flow through these challenging times. We will benefit in the long term from allocating capital to price-agnostic projects in preparation for future activity as well as continue to pursue de-leveraging, responsible M&A opportunities.”

Conference Call Information

Battalion Oil Corporation has scheduled a conference call for Tuesday, August 12, 2020, at 11:00 a.m. EDT (10:00 a.m. CDT). To participate in the conference call, dial 720-452-9102 or 800-437-2398 (toll free) a few minutes before the call begins and reference Battalion Oil Corporation confirmation code 6548872.  The conference call recording will also be posted to Battalion’s website: www.battalionoil.com.

Forward Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not strictly historical statements constitute forward-looking statements. Forward-looking statements include, among others, statements about anticipated production, liquidity, capital spending, drilling and completion plans, and forward guidance. Forward-looking statements may often, but not always, be identified by the use of such words such as "expects", "believes", "intends", "anticipates", "plans", "estimates", “projects”, "potential", "possible", or "probable" or statements that certain actions, events or results "may", "will", "should", or "could" be taken, occur or be achieved. Forward-looking statements are based on current beliefs and expectations and involve certain assumptions or estimates that involve various risks and uncertainties that could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to, those set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and other filings submitted by the Company to the U.S. Securities and Exchange Commission (“SEC”), copies of which may be obtained from the SEC's website at www.sec.gov or through the Company's website at www.battalionoil.com. Readers should not place undue reliance on any such forward-looking statements, which are made only as of the date hereof. The Company has no duty, and assumes no obligation, to update forward-looking statements as a result of new information, future events or changes in the Company's expectations.

About Battalion
Battalion Oil Corporation is an independent energy company engaged in the acquisition, production, exploration and development of onshore oil and natural gas properties in the United States.

Contact
John-Davis Rutkauskas
Director, Finance & Investor Relations
(832) 538-0551

BATTALION OIL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(In thousands, except per share amounts)

	Successor	Predecessor	Successor	Predecessor
	Three Months	Three Months	Six Months	Six Months
	Ended	Ended	Ended	Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Operating revenues:
Oil, natural gas and natural gas liquids sales:
Oil	$15,758	$53,232	$57,675	$98,749
Natural gas	836	(1,655)	1,190	(194)
Natural gas liquids	1,437	4,297	6,190	9,242
Total oil, natural gas and natural gas liquids sales	18,031	55,874	65,055	107,797
Other	463	504	838	497
Total operating revenues	18,494	56,378	65,893	108,294

Operating expenses:
Production:
Lease operating	10,300	13,473	22,789	27,659
Workover and other	539	1,368	1,862	4,014
Taxes other than income	1,493	3,308	4,408	6,201
Gathering and other	15,228	11,041	25,775	25,910
Restructuring	2,162	654	2,580	11,925
General and administrative	5,270	12,519	9,126	17,127
Depletion, depreciation and accretion	14,382	40,425	32,412	70,400
Full cost ceiling impairment	60,107	664,383	60,107	939,622
(Gain) loss on sale of Water Assets	—	2,897	—	3,782
Total operating expenses	109,481	750,068	159,059	1,106,640
Income (loss) from operations	(90,987)	(693,690)	(93,166)	(998,346)

Other income (expenses):
Net gain (loss) on derivative contracts	(34,761)	17,010	83,538	(47,789)
Interest expense and other	(1,568)	(14,470)	(3,197)	(27,059)
Total other income (expenses)	(36,329)	2,540	80,341	(74,848)
Income (loss) before income taxes	(127,316)	(691,150)	(12,825)	(1,073,194)
Income tax benefit (provision)	—	50,306	—	95,791
Net income (loss)	$(127,316)	$(640,844)	$(12,825)	$(977,403)

Net income (loss) per share of common stock:
Basic	$(7.86)	$(4.03)	$(0.79)	$(6.15)
Diluted	$(7.86)	$(4.03)	$(0.79)	$(6.15)
Weighted average common shares outstanding:
Basic	16,204	159,050	16,204	158,801
Diluted	16,204	159,050	16,204	158,801

BATTALION OIL CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)

(In thousands, except share and per share amounts)

	Successor
	June 30, 2020	December 31, 2019
Current assets:
Cash and cash equivalents	$401	$5,701
Accounts receivable, net	23,792	48,504
Assets from derivative contracts	27,229	4,995
Restricted cash	—	4,574
Prepaids and other	3,911	7,379
Total current assets	55,333	71,153
Oil and natural gas properties (full cost method):
Evaluated	496,489	420,609
Unevaluated	104,408	105,009
Gross oil and natural gas properties	600,897	525,618
Less - accumulated depletion	(111,188)	(19,474)
Net oil and natural gas properties	489,709	506,144
Other operating property and equipment:
Other operating property and equipment	3,529	3,655
Less - accumulated depreciation	(816)	(378)
Net other operating property and equipment	2,713	3,277
Other noncurrent assets:
Assets from derivative contracts	24,322	224
Operating lease right of use assets	538	3,165
Other assets	5,976	703
Total assets	$578,591	$584,666

Current liabilities:
Accounts payable and accrued liabilities	$66,365	$97,333
Liabilities from derivative contracts	8,466	8,069
Current portion of long-term debt	1,031	—
Operating lease liabilities	877	923
Asset retirement obligations	—	109
Total current liabilities	76,739	106,434
Long-term debt, net	180,178	144,000
Other noncurrent liabilities:
Liabilities from derivative contracts	5,631	4,854
Asset retirement obligations	10,794	10,481
Operating lease liabilities	78	2,247
Commitments and contingencies
Stockholders' equity:
Common stock: 100,000,000 shares of $0.0001 par value authorized;
16,203,967 and 16,203,940 shares issued and outstanding as of
June 30, 2020 and December 31, 2019, respectively	2	2
Additional paid-in capital	328,454	327,108
Retained earnings (accumulated deficit)	(23,285)	(10,460)
Total stockholders' equity	305,171	316,650
Total liabilities and stockholders' equity	$578,591	$584,666

BATTALION OIL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(In thousands)

	Successor	Predecessor	Successor	Predecessor
	Three Months	Three Months	Six Months	Six Months
	Ended	Ended	Ended	Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Cash flows from operating activities:
Net income (loss)	$(127,316)	$(640,844)	$(12,825)	$(977,403)
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Depletion, depreciation and accretion	14,382	40,425	32,412	70,400
Full cost ceiling impairment	60,107	664,383	60,107	939,622
(Gain) loss on sale of Water Assets	—	2,897	—	3,782
Deferred income tax provision (benefit)	—	(50,306)	—	(95,791)
Stock-based compensation, net	786	1,025	1,173	(5,757)
Unrealized loss (gain) on derivative contracts	67,221	(10,764)	(45,157)	57,405
Amortization and write-off of deferred loan costs	—	573	—	977
Amortization of discount and premium	—	56	—	111
Reorganization items, net	(739)	—	(5,723)	—
Accrued settlements on derivative contracts	5,272	(1,426)	349	(406)
Other income (expense)	457	(17)	464	371
Cash flows from operations before changes in working capital	20,170	6,002	30,800	(6,689)
Changes in working capital	10,591	3,934	12,304	(20,209)
Net cash provided by (used in) operating activities	30,761	9,936	43,104	(26,898)

Cash flows from investing activities:
Oil and natural gas capital expenditures	(43,007)	(58,092)	(91,164)	(139,160)
Proceeds received from sale of oil and natural gas properties	500	1,247	500	1,247
Acquisition of oil and natural gas properties	—	—	—	(2,809)
Other operating property and equipment capital expenditures	—	(34,023)	—	(64,576)
Funds held in escrow and other	—	(4)	509	(5)
Net cash provided by (used in) investing activities	(42,507)	(90,872)	(90,155)	(205,303)

Cash flows from financing activities:
Proceeds from borrowings	30,209	120,000	81,209	244,000
Repayments of borrowings	(19,000)	(37,000)	(44,000)	(56,000)
Equity issuance costs and other	—	(21)	(32)	(427)
Net cash provided by (used in) financing activities	11,209	82,979	37,177	187,573

Net increase (decrease) in cash, cash equivalents and restricted cash	(537)	2,043	(9,874)	(44,628)

Cash, cash equivalents and restricted cash at beginning of period	938	195	10,275	46,866
Cash, cash equivalents and restricted cash at end of period	$401	$2,238	$401	$2,238

BATTALION OIL CORPORATION

SELECTED OPERATING DATA

(Unaudited)

	Successor	Predecessor	Successor	Predecessor
	Three Months	Three Months	Six Months	Six Months
	Ended	Ended	Ended	Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019

Production volumes:
Crude oil (MBbls)	775	939	1,712	1,860
Natural gas (MMcf)	1,632	2,516	4,171	4,457
Natural gas liquids (MBbls)	251	285	601	578
Total (MBoe)	1,298	1,643	3,008	3,181
Average daily production (Boe/d)	14,264	18,055	16,527	17,575

Average prices:
Crude oil (per Bbl)	$20.33	$56.69	$33.69	$53.09
Natural gas (per Mcf)	0.51	(0.66)	0.29	(0.04)
Natural gas liquids (per Bbl)	5.73	15.08	10.30	15.99
Total per Boe	13.89	34.01	21.63	33.89

Cash effect of derivative contracts:
Crude oil (per Bbl)	$40.67	$(0.58)	$21.40	$0.05
Natural gas (per Mcf)	0.58	1.44	0.42	1.00
Natural gas liquids (per Bbl)	—	11.16	—	8.74
Total per Boe	25.01	3.80	12.76	3.02

Average prices computed after cash effect of settlement of derivative contracts:
Crude oil (per Bbl)	$61.00	$56.11	$55.09	$53.14
Natural gas (per Mcf)	1.09	0.78	0.71	0.96
Natural gas liquids (per Bbl)	5.73	26.24	10.30	24.73
Total per Boe	38.90	37.81	34.39	36.91

Average cost per Boe:
Production:
Lease operating	$7.94	$8.20	$7.58	$8.70
Workover and other	0.42	0.83	0.62	1.26
Taxes other than income	1.15	2.01	1.47	1.95
Gathering and other, as adjusted (1)	9.08	6.60	7.43	7.71
Restructuring	1.67	0.40	0.86	3.75
General and administrative, as adjusted (1)	2.85	4.99	2.08	5.47

(1) Represents gathering and other and general and administrative costs per Boe, adjusted for items noted in the reconciliation below:

General and administrative:
General and administrative, as reported	$4.06	$7.62	$3.03	$5.38
Stock-based compensation:
Non-cash	(0.61)	(0.62)	(0.39)	1.81
Non-recurring professional fees and other:
Cash	(0.60)	(2.01)	(0.56)	(1.72)
General and administrative, as adjusted(2)	$2.85	$4.99	$2.08	$5.47

Gathering and other, as reported	11.73	6.72	8.57	8.15
Rig termination and stacking charges and other(3)	(2.65)	(0.12)	(1.14)	(0.44)
Gathering and other, as adjusted(4)	$9.08	$6.60	$7.43	$7.71

Total operating costs, as reported	25.30	25.38	21.27	25.44
Total adjusting items	(3.86)	(2.75)	(2.09)	(0.35)
Total operating costs, as adjusted(5)	$21.44	$22.63	$19.18	$25.09

(2)	General and administrative, as adjusted, is a non-GAAP measure that excludes non-cash stock-based compensation charges relating to equity awards under our incentive stock plans, as well as other cash charges associated with non-recurring professional fees and other costs. The Company believes that it is useful to understand the effects that these charges have on general and administrative expenses and total operating costs and that exclusion of such charges is useful for comparison to prior periods.
(3)	Amounts for periods prior to 2020 have been revised to conform to the current presentation by eliminating adjustments for gas treating fees.
(4)	Gathering and other, as adjusted, is a non-GAAP measure that excludes rig termination and stacking charges and other costs. The Company believes that it is useful to understand the effects that these charges have on gathering and other expense and total operating costs and that exclusion of such charges is useful for comparative purposes.
(5)	Represents lease operating, workover and other expense, taxes other than income, gathering and other expense and general and administrative costs per Boe, adjusted for items noted in the reconciliation above.

BATTALION OIL CORPORATION

SELECTED ITEM REVIEW AND RECONCILIATION (Unaudited)

(In thousands, except per share amounts)

	Successor	Predecessor	Successor	Predecessor
	Three Months	Three Months	Six Months	Six Months
	Ended	Ended	Ended	Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
As Reported:
Net income (loss), as reported	$(127,316)	$(640,844)	$(12,825)	$(977,403)

Impact of Selected Items:
Unrealized loss (gain) on derivatives contracts:
Crude oil	$66,279	$(13,160)	$(45,555)	$50,840
Natural gas	942	2,819	398	2,484
Natural gas liquids	—	(423)	—	4,081
Total mark-to-market non-cash charge	67,221	(10,764)	(45,157)	57,405
Full cost ceiling impairment	60,107	664,383	60,107	939,622
(Gain) loss on sale of Water Assets	—	2,897	—	3,782
Restructuring	2,162	654	2,580	11,925
Rig termination and stacking charges and other	4,211	3,678	5,117	7,325
Selected items, before income taxes	133,701	660,848	22,647	1,020,059
Income tax effect of selected items (1)	—	(17,502)	—	(97,206)
Selected items, net of tax	133,701	643,346	22,647	922,853

As Adjusted:
Net income (loss), excluding selected items (2)(3)	$6,385	$2,502	$9,822	$(54,550)

Basic net income (loss) per common share, as reported	$(7.86)	$(4.03)	$(0.79)	$(6.15)
Impact of selected items	8.25	4.05	1.40	5.81
Basic net income (loss) per common share, excluding selected items (2)(3)	$0.39	$0.02	$0.61	$(0.34)

Diluted net income (loss) per common share, as reported	$(7.86)	$(4.03)	$(0.79)	$(6.15)
Impact of selected items	8.25	4.05	1.40	5.81
Diluted net income (loss) per common share, excluding selected items (2)(3)(4)	$0.39	$0.02	$0.61	$(0.34)

Net cash provided by (used in) operating activities	$30,761	$9,936	$43,104	$(26,898)
Changes in working capital	(10,591)	(3,934)	(12,304)	20,209
Cash flows from operations before changes in working capital	20,170	6,002	30,800	(6,689)
Cash components of selected items	1,390	5,758	12,621	19,564
Income tax effect of selected items (1)	—	(1,209)	—	(4,108)
Cash flows from operations before changes in working capital, adjusted for selected items (2)(3)	$21,560	$10,551	$43,421	$8,767

(1)	For the 2019 columns, this represents the tax impact using an estimated tax rate of 21.0% and includes a $121.3 million and $117.0 million adjustment for the net change in valuation allowance and deferred tax liability for the three and six months ended June 30, 2019 (Predecessor), respectively.
(2)	Net income (loss) and earnings per share excluding selected items and cash flows from operations before changes in working capital adjusted for selected items are non-GAAP measures presented based on management's belief that they will enable a user of the financial information to understand the impact of these items on reported results. These financial measures are not measures of financial performance under GAAP and should not be considered as an alternative to net income, earnings per share and cash flows from operations, as defined by GAAP. These financial measures may not be comparable to similarly named non-GAAP financial measures that other companies may use and may not be useful in comparing the performance of those companies to Battalion's performance. Net income (loss) and earnings per share excluding selected items and cash flows from operations before changes in working capital adjusted for selected items are non-GAAP measures. Amounts for periods prior to 2020 have been revised to conform to the current presentation by eliminating adjustments for gas treating fees. Management believes that conforming the presentation of this information facilitates comparisons across periods.
(3)	For the three and six months ended June 30, 2020 (Successor), net income (loss), earnings per share excluding selected items and cash flow from operations before changes in working capital include approximately $16.4 million and $16.3 million of net proceeds from hedge monetizations. For both periods, approximately $8.2 million of the net proceeds relate to the monetization of hedge positions associated with the third quarter of 2020 (Successor).
(4)	The impact of selected items for the three ended June 30, 2020 (Successor) and 2019 (Predecessor) were calculated based upon weighted average diluted shares of 16.2 million and 159.1 million, respectively, due to the net income (loss) available to common stockholders, excluding selected items. The impact of selected items for the six ended June 30, 2020 (Successor) and 2019 (Predecessor) were calculated based upon weighted average diluted shares of 16.2 million and 158.8 million, respectively, due to the net income (loss) available to common stockholders, excluding selected items

BATTALION OIL CORPORATION

ADJUSTED EBITDA RECONCILIATION (Unaudited)

(In thousands)

	Successor	Predecessor	Successor	Predecessor
	Three Months	Three Months	Six Months	Six Months
	Ended	Ended	Ended	Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019

Net income (loss), as reported	$(127,316)	$(640,844)	$(12,825)	$(977,403)
Impact of adjusting items:
Interest expense	1,842	14,382	3,556	26,354
Depletion, depreciation and accretion	14,382	40,425	32,412	70,400
Full cost ceiling impairment	60,107	664,383	60,107	939,622
Income tax provision (benefit)	—	(50,306)	—	(95,791)
Stock-based compensation	786	1,025	1,173	(5,757)
Interest income	(232)	(17)	(329)	(78)
Restructuring	2,162	654	2,580	11,925
(Gain) loss on sale of other assets	52	—	52	416
(Gain) loss on sale of Water Assets	—	2,897	—	3,782
Unrealized loss (gain) on derivatives contracts	67,221	(10,764)	(45,157)	57,405
Rig termination and stacking charges and other	4,211	3,678	5,117	7,325
Adjusted EBITDA(1)(2)	$23,215	$25,513	$46,686	$38,200

(1)	Adjusted EBITDA is a non-GAAP measure, which is presented based on management's belief that it will enable a user of the financial information to understand the impact of these items on reported results. This financial measure is not a measure of financial performance under GAAP and should not be considered as an alternative to GAAP measures, including net income (loss). This financial measure may not be comparable to similarly named non-GAAP financial measures that other companies may use and may not be useful in comparing the performance of those companies to Battalion's performance. Amounts for periods prior to 2020 have been revised to conform to the current presentation by eliminating adjustments for gas treating fees. Management believes that conforming the presentation of this information facilitates comparisons across periods.
(2)	Adjusted EBITDA for the three and six months ended June 30, 2020 (Successor) includes approximately $16.4 million and $16.3 million of net proceeds from hedge monetizations. For both periods, approximately $8.2 million of the net proceeds relate to the monetization of hedge positions associated with the third quarter of 2020 (Successor).

BATTALION OIL CORPORATION

ADJUSTED EBITDA RECONCILIATION (Unaudited)

(In thousands)

	Three Months	Three Months	Three Months	Three Months
	Ended	Ended	Ended	Ended
	June 30, 2020	March 31, 2020	December 31, 2019(1)	September 30, 2019

Net income (loss), as reported	$(127,316)	$114,491	$(125,826)	$(63,284)
Impact of adjusting items:
Interest expense	1,842	1,714	1,430	9,911
Depletion, depreciation and accretion	14,382	18,030	19,996	20,512
Full cost ceiling impairment	60,107	—	—	45,568
Stock-based compensation	786	387	—	(2,278)
Interest income	(232)	(97)	(128)	(13)
Reorganization items, net	—	—	118,664	1,758
Restructuring	2,162	418	1,175	3,223
(Gain) loss on sale of other assets	52	—	(6)	2
(Gain) loss on sale of Water Assets	—	—	(506)	(164)
Unrealized loss (gain) on derivatives contracts	67,221	(112,378)	18,681	(11,571)
Other(2)	4,211	906	(901)	15,276
Adjusted EBITDA(3)(4)	$23,215	$23,471	$32,579	$18,940

Adjusted LTM EBITDA(1)(3)(4)	$98,205

(1)	For illustrative purposes, the Company has combined the Successor and Predecessor results to derive combined results for the Adjusted LTM EBITDA ended June 30, 2020. The combination was generated by addition of comparable financial statement line items. However, because of various adjustments to the consolidated financial statements in connection with the application of fresh-start reporting, including asset valuation adjustments and liability adjustments, the results of operations for the Successor are not comparable to those of the Predecessor. The Company believes that subject to consideration of the impact of fresh-start reporting, combining the results of the Predecessor and Successor provides meaningful information about Adjusted LTM EBITDA that assists a reader in understanding the Company’s financial results for the applicable periods.
(2)	Other adjustments to net income (loss), as reported include rig termination and stacking charges, prepetition reorganization costs and other non-recurring professional fees and costs.
(3)	Adjusted EBITDA is a non-GAAP measure, which is presented based on management's belief that it will enable a user of the financial information to understand the impact of these items on reported results. This financial measure is not a measure of financial performance under GAAP and should not be considered as an alternative to GAAP measures, including net income (loss). This financial measure may not be comparable to similarly named non-GAAP financial measures that other companies may use and may not be useful in comparing the performance of those companies to Battalion's performance. Amounts for periods prior to 2020 have been revised to conform to the current presentation by eliminating adjustments for gas treating fees. Management believes that conforming the presentation of this information facilitates comparisons across periods.
(4)	Adjusted EBITDA for the three months ended June 30, 2020 and March 31, 2020 includes approximately $16.4 million of proceeds and $0.1 million of charges for hedge monetizations. Adjusted EBITDA for the three months ended December 31, 2019 and September 30, 2019 includes approximately $0.9 million and $0.1 million, respectively, of proceeds from hedge monetizations that occurred during these periods.

BATTALION OIL CORPORATION

ADJUSTED EBITDA RECONCILIATION (Unaudited)

(In thousands)

	Three Months	Three Months	Three Months	Three Months
	Ended	Ended	Ended	Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018

Net income (loss), as reported	$(640,844)	$(336,559)	$146,668	$(81,837)
Impact of adjusting items:
Interest expense	14,382	11,972	12,610	11,759
Depletion, depreciation and accretion	40,425	29,975	25,130	20,310
Full cost ceiling impairment	664,383	275,239	—	—
Income tax provision (benefit)	(50,306)	(45,485)	95,791	—
Stock-based compensation	1,025	(6,782)	3,025	4,423
Interest income	(17)	(61)	(117)	(142)
Restructuring	654	11,271	—	—
(Gain) loss on sale of other assets	—	416	290	103
(Gain) loss on sale of oil and natural gas properties	—	—	—	1,331
(Gain) loss on sale of Water Assets	2,897	885	(119,003)	—
Unrealized loss (gain) on derivatives contracts	(10,764)	68,169	(161,798)	50,763
Other(1)	3,678	3,647	1,827	7,080
Adjusted EBITDA(2)(3)	$25,513	$12,687	$4,423	$13,790

Adjusted LTM EBITDA(2)(3)	$56,413

(1)	Other adjustments to net income (loss), as reported include rig stacking charges, transaction costs, prepetition reorganization costs and other non-recurring costs.
(2)	Adjusted EBITDA is a non-GAAP measure, which is presented based on management's belief that it will enable a user of the financial information to understand the impact of these items on reported results. This financial measure is not a measure of financial performance under GAAP and should not be considered as an alternative to GAAP measures, including net income (loss). This financial measure may not be comparable to similarly named non-GAAP financial measures that other companies may use and may not be useful in comparing the performance of those companies to Battalion's performance. Amounts for periods prior to 2020 have been revised to conform to the current presentation by eliminating adjustments for gas treating fees. Management believes that conforming the presentation of this information facilitates comparisons across periods.
(3)	Adjusted EBITDA for the three months ended June 30, 2019, March 31, 2019, and December 31, 2018 includes approximately $4.1 million, $3.6 million, and $4.4 million, respectively, of proceeds from hedge monetizations that occurred during these periods.